SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 30, 2005

Pacific Gold Corp.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-32629	91-1997728
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

157 Adelaide Street West, Suite 600, Toronto, Ontario, Canada	M5H 4E7
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code         (416) 214-1483

Item 7.01 —  FD Disclosure

The registrant distributed the press release dated November 30, 2005 attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

(c) Exhibits

99.01  Press Release dated November 30, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:

November 30, 2005

Pacific Gold Corp.

By:

/s/ Mitch Geisler

Mitch Geisler

Chief Operating Officer

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